                                                                   Exhibit 10.1
                                                                 CONFORMED COPY


                      AMENDED AND RESTATED CREDIT AGREEMENT


         AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 22, 2001 among GUIDANT CORPORATION, the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent.


                              W I T N E S S E T H :


         WHEREAS, certain of the parties hereto have heretofore entered into a 364-Day Credit Agreement dated as of August 23, 2000 (the "AGREEMENT");

         WHEREAS, at the date hereof, there are no Loans outstanding under the Agreement; and

         WHEREAS, the parties hereto desire to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

         NOW, THEREFORE, the parties hereto agree as follows:

Section 1 . Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby. The term "NOTES" defined in the Agreement shall include from and after the date hereof the New Notes (as defined below).

         Section 2 . Extension Of The Facility. The definition of Termination Date in Section 1.01 is amended to read as follows:

         "TERMINATION DATE" means August 21, 2002, or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

         Section 3 . Updated Representations.

         (a) Each reference to "1999" in the definition of Borrower's 1999 Form 10-K and in Section 4.04(a) and Section 4.05 is changed to "2000".

         (b) Each reference to "2000" in the definition of Borrower's Latest Form 10-Q and in Section 4.04(b) and (c) is changed to "2001".

         Section 4 . Covenant Amendments.

         (a) The figure "$780,500,000" in Section 5.09 is changed to "$1,079,000,000".

         (b) Each reference to "2000" in Section 5.09 is changed to "2001".

         Section 5 . Maximum Commitment Increase. The figure "$400,000,000" in
Section 2.02(a) is changed to "$600,000,000".

         Section 6 . Change In Commitments. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 10 hereof, (i) each Person listed on the signature pages hereof which is not a party to the Agreement (a "NEW BANK") shall become a Bank party to the Agreement and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the attached Commitment Schedule, which shall replace the existing Commitment Schedule. Any Bank whose Commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of Sections 8.03, 8.04 and 9.03 of the Agreement shall continue to inure to the benefit of each such Bank.

         Section 7 . Changes In Agents.

         (a) The reference to "J.P. Morgan Securities Inc. Arranger" on the cover page is amended to read "The Chase Manhattan Bank Lead Arranger".

         (b) The reference to "Bank of America, N.A." and "The Chase Manhattan Bank, Co-Documentation and Co-Syndication Agents" on the cover page is amended to read "Bank of America, N.A., The Bank of Tokyo-Mitsubishi, Ltd., Citicorp USA, Inc. and Credit Suisse First Boston, Syndication Agents".

         (c) The reference to "Bank One, Indiana, NA" and "Citibank, N.A., Senior Managing Agents" on the cover page is deleted.

         (d) The definition of Agents in Section 1.01 is amended to read as follows:

         "AGENTS" means the Administrative Agent and the Syndication Agents.

         (e) The definition of Documentation Agents in Section 1.01 is deleted.

         (f) The definition of Senior Managing Agents in Section 1.01 is deleted.



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

         (g) The definition of Syndication Agents in Section 1.01 is amended to read as follows:

         "SYNDICATION AGENTS" means, Bank of America, N.A., The Bank of Tokyo-Mitsubishi, Ltd., Citicorp USA, Inc. and Credit Suisse First Boston, in their capacities as syndication agents in connection with the credit facility provided under this Agreement.

         (h) Section 7.10 is amended to read in its entirety as follows:

         Section 7.10. Other Agents. Nothing in this Agreement shall impose any duty or liability whatsoever on any Syndication Agent in such capacity.

         Section 8 . Representations And Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

         (a) no Default has occurred and is continuing; and

         (b) each representation and warranty of the Borrower set forth in the Agreement after giving effect to this Amendment and Restatement is true and correct as though made on and as of such date.

         Section 9 . Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

         Section 10 . Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of August 22, 2001 when each of the following conditions shall have been satisfied:

                  (i) receipt by the Administrative Agent of duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                  (ii) receipt by the Administrative Agent of a duly executed Note for each of the New Banks (a "NEW NOTE"), dated on or before the date of effectiveness hereof and otherwise in compliance with Section
         2.06 of the Agreement;

                  (iii) receipt by the Administrative Agent of an opinion of counsel for the Borrower satisfactory to the Administrative Agent, substantially to the effect of Exhibits E-1 and E-2 to the Agreement with



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


         reference to this Amendment and Restatement and the Agreement as amended and restated hereby; and

                  (iv) receipt by the Administrative Agent of all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Agreement as amended and restated hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent;

provided that this Amendment and Restatement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than the date hereof. The Administrative Agent shall promptly notify the Borrower and the Banks of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first above written.

                        BORROWER:
                        ---------
                                              GUIDANT CORPORATION

                                              By: /s/ R. Todd McKinney
                                                  -----------------------------
                                              Title: Treasurer




                        ADMINISTRATIVE AGENT:
                        --------------------


                                              MORGAN GUARANTY TRUST
                                                COMPANY OF NEW YORK, as
                                                Administrative Agent


                                              By: /s/ Robert Bottamedi
                                                  -----------------------------
                                              Title: Vice President




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


                        BANKS:
                        ------

                                              THE CHASE MANHATTAN BANK


                                              By: /s/ Robert Bottamedi
                                                  -----------------------------
                                              Title: Vice President



                                              MORGAN GUARANTY TRUST
                                                COMPANY OF NEW YORK


                                              By: /s/ Robert Bottamedi
                                                  -----------------------------
                                              Title: Vice President



                                              BANK OF AMERICA, N.A.


                                              By: /s/ Larry J. Gordon
                                                  -----------------------------
                                              Title: Principal



                                              THE BANK OF TOKYO-
                                                MITSUBISHI,  LTD.


                                              By: /s/ Hisashi Miyashiro
                                                  -----------------------------
                                              Title: Deputy General Manager




                                              CITICORP USA, INC.


                                              By: /s/ Emily Rosenstock
                                                  -----------------------------
                                              Title: Managing Director


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


                                              CREDIT SUISSE FIRST BOSTON

                                              By: /s/ William S. Lutkins
                                                  -----------------------------
                                              Title: Vice President


                                              By: /s/ Robert N. Finney
                                                  -----------------------------
                                              Title: Managing Director



                                              BNP PARIBAS


                                              By: /s/ Richard L. Sted
                                                  -----------------------------
                                              Title: Central Region Manager


                                              By: /s/ Jo Ellen Bender
                                                  -----------------------------
                                              Title: Director


                                              DEUTSCHE BANK AG,
                                                NEW YORK BRANCH AND/OR
                                                CAYMAN ISLANDS BRANCH


                                              By: /s/ Ian Stewart
                                                  -----------------------------
                                              Title: Director


                                              By: /s/ Stephanie Strohe
                                                  -----------------------------
                                              Title: Vice President


                                              ING (US) CAPITAL LLC


                                              By: /s/ Peter Vissers
                                                  -----------------------------
                                              Title: Director

                                              ABN AMRO BANK N.V.


                                              By: /s/ Gina M. Brusatori
                                                  -----------------------------
                                              Title: Senior Vice President


                                              By: /s/ Alex Miller
                                                  -----------------------------
                                              Title: Vice President


                                              SOCIETE GENERALE


                                              By: /s/ G. Wayne Hosang
                                                  -----------------------------
                                              Title: Vice President


                                              THE NORTHERN TRUST COMPANY


                                              By: /s/ Nicole D. Boehm
                                                  -----------------------------
                                              Title: Second Vice President


                                              SUNTRUST BANK


                                              By: /s/ W. Brook Hubbard
                                                  -----------------------------
                                              Title: Vice President


                                              THE GOVERNOR AND
                                                COMPANY OF THE BANK OF
                                                IRELAND


                                              By: /s/ Dara Moloney
                                                  -----------------------------
                                              Title: Senior Account Executive


                                              By: /s/ Fergus McDonald
                                                  -----------------------------
                                              Title: Associate Director



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


                                              BANCA MONTE DEI PASCHI DI
                                                SIENA S.P.A.


                                              By: /s/ Giulio Natalicchi
                                                  -----------------------------
                                              Title: Senior Vice President &
                                                     General Manager


                                              By: /s/ Brian R. Landy
                                                  -----------------------------
                                              Title: Vice President


                                              BANK ONE, INDIANA, NA


                                              By: /s/ James A. Tutt, Jr.
                                                  -----------------------------
                                              Title: First Vice President


                                              WACHOVIA BANK N.A.


                                              By: /s/ Elizabeth M. Phelan
                                                  -----------------------------
                                              Title: Vice President



                                              NATIONAL CITY BANK OF INDIANA


                                              By: /s/ Tracy J. Venable
                                                  -----------------------------
                                              Title: Vice President

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
                               COMMITMENT SCHEDULE
                             364-DAY CREDIT FACILITY



BANK                                                      COMMITMENT
-------------------------------------------------------   -----------------
The Chase Manhattan Bank                                  $      70,000,000

Bank of America, N.A.                                     $      45,000,000

The Bank of Tokyo-Mitsubishi, Ltd.                        $      45,000,000

Citicorp USA, Inc.                                        $      45,000,000

Credit Suisse First Boston                                $      45,000,000

BNP Paribas                                               $      40,000,000

Deutsche Bank AG, New York Branch and/or
Cayman Islands Branch                                     $      40,000,000

ING (US) Capital LLC                                      $      40,000,000

ABN AMRO Bank N.V.                                        $      40,000,000

Societe Generale                                          $      35,000,000

The Northern Trust Company                                $      30,000,000

SunTrust Bank                                             $      25,000,000

The Governor and Company of the Bank of Ireland           $      25,000,000

Banca Monte dei Paschi di Siena S.p.A                     $      25,000,000

Morgan Guaranty Trust Company of New York                 $               0

Bank One, Indiana, NA                                     $               0

Wachovia Bank N.A.                                        $               0

National City Bank of Indiana                             $               0
                                                          -----------------
                  TOTAL                                   $  550,000,000.00



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